SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                          Date of Report: May 23, 1996
                        (Date of earliest event reported)

                                VASOMEDICAL, INC.

             (Exact name of registrant as specified in its charter)



   Delaware                         0-18105                 11-2871434
(State or other                    (Commission             (IRS Employer
 jurisdiction of                   File Number             Identification
incorporation)                                                Number)

            180 Linden Avenue, Westbury, New York         11590
          (Address of principal executive offices)      (Zip Code)


Registrant's telephone number including area code    (516) 997-4600


          (Former name or former address, if changed since last report)

Item 5.   Other Events

     1. On July 7, 1995, the Company sold $4,000,000 principal amount of 7% five-year Convertible Debentures (the "Notes"), convertible into shares of the Company's Common Stock at $1.00 per share. Banca del Gottardo of Switzerland, which is majority owned by Sumitomo Bank, acted as lead manager with respect to the Notes. On June 5, 1996, all of the outstanding Notes were voluntarily converted into 4,000,000 shares of the Company's Common Stock.

     2. In furtherance of a previously withdrawn motion for pre-trial discovery, on or about May 23, 1996 an action was commenced in the Supreme Court of the State of New York, Nassau County, against the Company and certain of its officers, directors and employees for the alleged breach of an agreement to appoint a non-affiliated party as its exclusive distributor of EECP . The complaint seeks damages in the approximate sum of $50,000,000, declaratory relief and punitive damages. The Company denies the existence of any agreement, believes that the complaint is frivolous and without merit and is vigorously defending the claims as well as asserting substantial counterclaims.




Item 7.   Financial Statements, Pro Forma Financial Information  and Exhibits

       (a) and (b)   Financial Statements and Pro Forma Information

       Consolidated Condensed Balance Sheet (unaudited) as of April 30, 1996 and
the  Consolidated   Condensed  Statement  of  Operations   (unaudited)  for  the
eleven-month period ended April 30, 1996.

       (c)  Exhibits

       None

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     VASOMEDICAL, INC.

                                     By:   /s/ Anthony Viscusi
                                     Anthony Viscusi
                                     President and CEO (Principal
                                     Executive Officer)

                                     By: /s/ Joseph A. Giacalone
                                     Joseph A. Giacalone
                                     Treasurer and Secretary
                                     (Principal Financial and
                                     and Accounting Officer)

Dated: June 14, 1996

                       Vasomedical, Inc. and Subsidiaries
                        (a development stage enterprise)

                      CONSOLIDATED CONDENSED BALANCE SHEET
                                   (unaudited)

                                                    April 30,
                                                       1996
                                                    ----------


     ASSETS
CURRENT ASSETS
  Cash and cash equivalents                        $2,834,185
  Accounts receivable                                  82,441
  Inventory                                           674,724
  Other current assets                                174,793
                                                   ----------
     Total current assets                           3,766,143

PROPERTY AND EQUIPMENT, net                           151,816
CAPITALIZED COSTS IN EXCESS OF FAIR
  VALUE OF NET ASSETS ACQUIRED, net                 1,226,829
DEFERRED LOAN COSTS, net                              643,975
OTHER ASSETS                                           23,588
                                                   ----------
                                                   $5,812,351
                                                   ----------

  LIABILITIES AND STOCKHOLDERS'EQUITY
CURRENT LIABILITIES
  Accounts payable and accrued expenses              $471,335
  Accrued interest                                    230,064
                                                   ----------
     Total current liabilities                        701,399

LONG-TERM DEBT                                      3,940,000

STOCKHOLDERS' EQUITY
  Preferred stock, $.01 par value; 1,000,000
     shares authorized; none issued and
     outstanding                                      -
  Common stock, $.001 par value, 85,000,000
     shares authorized; 40,838,517 shares at
     April 30, 1996 issued and outstanding             40,839
  Additional paid-in capital                       23,341,781
  Deferred compensation                             (183,823)
  Unrealized loss on investments
  Accumulated deficit                            (22,027,845)
                                                 ------------
                                                    1,170,952
                                                 ------------
                                                  $ 5,812,351
                                                 ------------

               Vasomedical, Inc. and Subsidiaries
                (a development stage enterprise)

         CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                          (unaudited)



                                               Eleven Months Ended
                                                 April 30, 1996
                                               --------------------



Revenues                                             $592,000

Costs and expenses
  Cost of sales                                       263,906
  Selling, general and
     administrative                                 2,952,199
  Research and development                            326,936
  Depreciation and amortization                       491,217
  Interest and financing costs                        232,638
  Interest and other income - net                   (158,907)
                                                 ------------
                                                    4,107,989
                                                 ------------
NET LOSS                                         $(3,515,989)
                                                 ------------